UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant [  ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Rule 14a-12

Infinity Energy Resources, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee: (Check the appropriate box):

[X]   No fee required

[  ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Stanton E. Ross
President, Chief Executive Officer and
Chairman of the Board

August 10, 2015

To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Infinity Energy Resources, Inc. (“Infinity”) to be held on Friday, September 25, 2015 at 10:00 a.m., CDT, at our Company facility at 11900 College Blvd., Suite 310, Overland Park, KS 66210. Details regarding admission to the annual meeting and the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement.

We have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the proxy statement and the notice of annual meeting you received in the mail.

Thank you for your ongoing support of, and continued interest in, Infinity.

Sincerely,

Admission to the annual meeting will be limited to stockholders. Please note that an admission ticket and picture identification will be required to enter the annual meeting. For stockholders of record, an admission ticket is printed on the back cover of these proxy materials and on the notice of annual meeting. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was an Infinity stockholder as of the record date. Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the annual meeting. Infinity reserves the right to inspect any persons or items prior to their admission to the annual meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the meeting.

11900 College Blvd., Ste. 310 ● Overland Park, KS 66210 ● PH (913) 948-9512 ● FAX (913) 213-5762

Table of Contents

Page
Notice of Annual Meeting of Stockholders
Proxy Statement for 2015 Annual Meeting of Stockholders	1
Record Date and Voting Securities	1
Revocability of Proxies	2
Quorum Requirement	2
Voting	2
Abstentions and Broker Non-Votes	3
Stockholder List	4
Proxy Solicitation Costs	4
Our Voting Recommendations	4
Voting Results	4
Stockholders Sharing the Same Address	5
Deadline for Receipt of Stockholder Proposals for 2016 Annual Meeting of Stockholders	5
Other Matters	5

Proposal One: Election of Directors	6
Nominees	6
Vote Required and Board Recommendation	8
Board of Directors and Committee Meetings	8
Committees of the Board of Directors	9
Report of the Board of Directors Serving the Equivalent of an Audit Committee	9
Board of Directors’ Role in the Oversight of Risk Management	10
Board Leadership Structure	10
Stockholder Communication with the Board of Directors	10
Process and Policy for Director Nominations	10
Code of Ethics and Conduct	12
Director Compensation	12
Compensation Committee Interlocks and Insider Participation	13
Employment Contracts and Termination of Employment and Change-In-Control Arrangements	13

Proposal Two: Approval of an amendment to our Certificate of Incorporation to effect a reverse split of our outstanding shares of common stock, par value $0.0001 per share, by a ratio in the range of 1-for-8 and 1-for-11, as determined in the sole discretion of our Board of Directors	14
Summary	14
Effective Date	14
Purpose of the Reverse Split	15
Risk of Proposed Reverse Stock Split	20
Principal Effects of Reverse Stock Split	20
Board Discretion to Implement or Abandon Reverse Stock Split	22
Fractional Shares	22
No Dissenters Rights	23
Certain United States Federal Income Tax Consequences	23
Accounting Consequences	24
Book Entry	25
Vote Required and Recommendation of the Board of Directors	25

Proposal Three: Approve the 2015 Infinity Energy Resources, Inc. Stock Option and Restricted Stock Plan and to Reserve 5,000,000 Shares for Issuance under the Plan	26
Vote Required and Recommendation	27
Summary of the 2015 Stock Option and Restricted Stock Plan	27
Outstanding Equity Awards at Fiscal Year-End	28
Recent Stock Option and Restricted Stock Award Grants to Employees, Consultants, and Directors	29
Federal Tax Aspects	30

Proposal Four: Ratification of Appointment of Independent Registered Public Accounting Firm	33
Audit and Related Fees	33
Vote Required and Board Recommendation	34

Report of the Audit Committee	34

Executive Compensation and Related Information	36
Summary Compensation Table	36
Grant of Plan-Based Awards	38
Outstanding Equity Awards at Fiscal Year-End	39
Option Exercises and Stock Vested	39
Stock Option Plans	40
Equity Compensation Plan Information	40
Stock Option and Restricted Stock Grants	40
Employment Contracts, Termination of Employment and Change-in-Control Arrangements	41
Retention Agreements	41

Security Ownership of Certain Beneficial Owners and Management	41

Section 16(a) Beneficial Ownership Reporting Compliance	42

Transactions with Related Persons	42

Other Matters	44

Advance Notice Provisions for Stockholder Proposals and Nominations	44

Future Proposals of Stockholders	45

Annual Report	45

Appendix A – Amendment to Certificate of Incorporation	46

Appendix B – Infinity Energy Resources, Inc. 2015 Stock Option and Restricted Stock Plan	47

Infinity Energy Resources, Inc.

11900 College Blvd., Suite 310

Overland Park, Kansas 66210

(913) 948-9512

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, September 25, 2015

The 2015 Annual Meeting of the Stockholders of Infinity Energy Resources, Inc., a Nevada corporation (“Infinity” or the “Company”), will be held at the Corporate facility located at 11900 College Blvd., Suite 310, Overland Park, Kansas, 66210 on Friday, September 25, 2015 at 10:00 a.m., CDT, for the following purposes:

1. To elect three directors;

2. To approve an amendment to our Certificate of Incorporation to effect a reverse split of our outstanding shares of common stock, par value $0.0001 per share, by a ratio in the range of 1-for-8 and 1-for-11, as determined in the sole discretion of our Board of Directors;

3. To approve the 2015 Infinity Energy Resources, Inc. Stock Option and Restricted Stock Plan and reserve 5,000,000 shares for issuance thereunder;

4. To ratify the appointment of RBSM LLP as our independent registered public accounting firm; and

5. To act upon such other business as may properly come before the annual meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on July 28, 2015 will be entitled to vote at the annual meeting or any adjournment or postponement thereof. You are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Pursuant to rules promulgated by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of annual meeting, proxy statement, and 2014 Annual Report to Stockholders, and by notifying you of the availability of our proxy materials on the Internet. Copies of our notice of annual meeting, proxy statement and 2014 Annual Report to Stockholders are available at www.Infinityoil.com.

By order of the Board of Directors

Stanton E. Ross
Chairman of the Board, President
and Chief Executive Officer

August 10, 2015
Overland Park, Kansas

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON IT AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

INFINITY ENERGY RESOURCES, INC.

PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Infinity Energy Resources, Inc., a Delaware corporation, for use at the 2015 Annual Meeting of Stockholders to be held Friday, September 25, 2015 at 10:00 a.m., CDT, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of stockholders. The annual meeting will be held at our corporate facility, located at 11900 College Blvd., Suite 310, Overland Park, Kansas, 66210. The telephone number at that location is (913) 948-9512.

These proxy solicitation materials were first mailed on or about August 10, 2015 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on July 28, 2015 are entitled to notice of and to vote at the meeting. At the record date, 26,866,938 shares of our common stock were issued and outstanding and held of record by149 stockholders.

Stockholder of Record: Shares Registered in Your Name. If on July 28, 2015, your shares were registered directly in your name with our transfer agent, Action Stock Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to complete and return the enclosed proxy card or vote by proxy via telephone or the Internet as instructed on your proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on July 28, 2015, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting.

As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not provide instructions for voting the shares that you beneficially own, the organization holding your shares cannot vote them for you for Proposals 1 and 3, as follows: Proposal 1, the election of directors; and Proposal 3, to approve the 2015 Infinity Energy Resources, Inc. Stock Option and Restricted Stock Plan and to reserve 5,000,000 shares for issuance under the Plan.

We encourage you to provide voting instructions to the brokerage firm, bank, dealer, or other similar organization that is the record holder of your shares. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you provide a valid proxy from your broker, bank or other custodian.

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Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

●	sign and return another proxy bearing a later date;

●	provide written notice of the revocation to Daniel F. Hutchins, our Secretary, prior to the time we take the vote at the annual meeting; or

●	attend the annual meeting and vote in person.

Quorum Requirement

A quorum, which is a majority of our outstanding shares of common stock as of the record date, must be present or represented by proxy in order to hold the annual meeting and to conduct business. Your shares will be counted as being present at the annual meeting if you attend the meeting in person or if you submit a properly executed proxy card.

Voting

You are entitled to one vote for each share of common stock that you hold on the record date.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote by proxy using the enclosed proxy card, vote by proxy on the internet or by telephone, or vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

●	To vote on the internet, please follow the instructions provided on your proxy card.

●	To vote by telephone, please follow the instructions provided on your proxy card.

●	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided. Of course, you may also choose to come to the annual meeting and vote your shares in person. The proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

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We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from your internet provider.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from us. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. To vote in person at the annual meeting, you must provide a valid proxy from your broker, bank, or other custodian. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you return a signed and dated proxy card without marking any voting selections, your shares will only be voted for Proposal 2 and Proposal 4, and not for Proposals 1, 2 or 3. Thus, if you are not a record holder and hold your shares through a bank or broker, you must provide voting instructions to the record holder of the shares in accordance with its requirements in order for your shares to be properly voted for the following proposals: Proposal 1, the election of directors; and Proposal 3, to approve the 2015 Infinity Energy Resources, Inc. Stock Option and Restricted Stock Plan and to reserve 5,000,000 shares for issuance under the Plan. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If you beneficially own your shares in street name and you do not instruct your bank or broker how to vote on Proposals 1 and 3, no votes will be cast on your behalf at the annual meeting as to these proposals. Your bank or broker will, however, have discretion to vote any uninstructed shares on Proposal 2 and Proposal 4.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on Proposals 1 through 4, your abstention will have no effect on the outcome of the vote with respect to these proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered “non-discretionary” and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Proposals 1 and 3 are “non-discretionary.” Therefore, if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.

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A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on Proposal 2 and Proposal 4 only.

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, 11900 College Blvd., Suite 310, Overland Park, KS 66210, beginning September 11, 2015, which is at least ten business days prior to the date of the annual meeting and the stockholder list will be available at the annual meeting.

Proxy Solicitation Costs

This solicitation of proxies is made by our Board of Directors, and we will bear all related costs. None of our directors intends to oppose any action for which stockholder approval is being solicited. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR the three nominees to the Board of Directors;

●	FOR the approval of an amendment to our Certificate of Incorporation to effect a reverse split of our outstanding shares of common stock by a ratio in the range of 1-for-8 and 1-for-11, as determined in the sole discretion of our Board of Directors;

●	FOR the approval of the 2015 Infinity Energy Resources, Inc. Stock Option and Restricted Stock Plan and to reserve 5,000,000 shares for issuance under the Plan;

●	FOR ratification of the appointment of RBSM LLP as our independent registered public accounting firm; and

●	On such other matters that may properly come before the annual meeting in accordance with the best judgment of the individual proxies named in the proxy.

Voting Results

The preliminary voting results will be announced at the annual meeting. The final voting results will be calculated by our Inspector of Elections and published in our report on Form 8-K within four business days of the meeting.

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Stockholders Sharing the Same Address

We have adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, we are delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder. This procedure reduces our printing and mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

We will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call our Investor Relations Department at 11900 College Blvd., Suite 310, Overland Park, KS 66210, telephone (913) 948-9512. Any stockholders of record who share the same address and currently receive multiple copies of our annual report and proxy statement and who wish to receive only one copy of these materials per household in the future should contact our Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

Deadline for Receipt of Stockholder Proposals for 2016 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws.

Proposals Under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our proxy statement for our 2016 annual meeting of stockholders, your proposal must be received by us no later than December 7, 2015, and must otherwise comply with Rule 14a-8. While our Board of Directors will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Proposals and Nominations Pursuant to our Bylaws. The bylaws of the Company provide that in order for a stockholder to nominate directors at an annual meeting or to bring any other business before the stockholders at the 2016 annual meeting of stockholders that will be included in our proxy statement, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 90 nor more than 120 days before the date of the meeting of stockholders; provided, however, if the public disclosure of the date of the meeting is first made less than 120 days prior to the date of the meeting, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the day of such public disclosure of the date of the meeting.

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For proposals not made in accordance with Rule 14a-8, you must comply with specific procedures set forth in our bylaws and the nomination or proposal must contain the specific information required by our bylaws. Any such proposals should be in compliance with our bylaws and should be submitted to Infinity Energy Resources, Inc., 11900 College Blvd., Suite 310, Overland Park, KS 66210, Attention: Daniel F. Hutchins, Secretary. You may write to our Secretary at our principal executive offices to deliver the notices discussed above and to request a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to our amended and restated bylaws.

Stockholders wishing to present a proposal at our 2016 annual meeting of stockholders must submit such proposal to us by December 7, 2015 if they wish it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In connection with our 2016 annual meeting of stockholders, we intend to solicit proxies granting discretionary authority to the proxyholders to vote on any matters submitted by stockholders by December 7, 2015.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 25, 2015:

Copies of our notice of annual meeting, proxy statement and 2014 Annual Report to Stockholders are available online at www.ifnyoil.com.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A Board of three directors is to be elected at the 2015 Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of which are presently directors of Infinity.

If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. The names of the nominees and certain information about them as of the date of this proxy statement are set forth below:

Name of Nominee	Principal Occupation	Age	Director Since
Stanton E. Ross	Chairman, President and Chief Executive Officer	53	1992
Leroy C. Richie	Director and attorney	73	1999
Daniel F. Hutchins	Vice President, Chief Financial Officer and Secretary	59	2008

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Stanton E. Ross. From March 1992 to June 2005, Mr. Ross was Infinity’s Chairman and President and served as an officer and director of each of its subsidiaries. He resigned all of these positions with Infinity in June 2005, except Chairman, but was reappointed as Infinity’s President in October 2006. Mr. Ross has served as Chairman, President and Chief Executive Officer of Digital Ally, Inc. (“Digital”) since September 2005. Digital is a publicly held company whose common stock is traded on the Nasdaq Capital Market under the symbol DGLY. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Overland Park, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross allocates his time between Digital and the Company as he deems necessary to discharge his fiduciary duties to each of them. Because of the Company’s reduced level of activity and the needs of Digital, he has devoted most of his time to Digital and the balance to the Company during the last year. Mr. Ross served on the board of directors of Studio One Media, Inc., a publicly held company, from January 2013 to March 2013. Mr. Ross holds no public company directorships other than with Digital and Infinity currently and has not held any others during the previous five years, except for Studio One Media, Inc. The Company believes that Mr. Ross’ broad entrepreneurial, financial and business experience and his experience with micro-cap public companies and role as Chairman, President and CEO gives him the qualifications and skills to serve as a director.

Leroy C. Richie. Since June 1, 1999 Mr. Richie has been a director of Infinity. Since 2005, Mr. Richie has served as the lead outside director of Digital Ally, Inc. and currently serves as a member of Digital’s Audit Committee and is the Chairman of its Nominating and Governance and Compensation Committees. Additionally, Mr. Richie currently serves as a member of the board of directors of Columbia Mutual Funds, an investment company within the mutual fund family managed by Ameriprise Financial, Inc. Since 2004, he has been of counsel to the Detroit law firm of Lewis & Munday, P.C. From September 2000 to November 2004, he was Chairman and Chief Executive Officer of Q Standards World Wide, Inc. From April 1999 to August 2000, he was President of Capitol Coating Technologies, Inc. He holds no other public directorships and has not held any others during the previous five years, except for Kerr-McGee Corporation (1998-2005) and OGE Energy Corp. (2007-2014), where he served as Chairman of the Compensation Committee and a member of the Corporate Governance Committee. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for that company’s automotive operations from 1986 until his retirement in 1997. Before joining Chrysler, he was an associate with the New York law firm of White & Case (1973-1978), and served as director of the New York office of the Federal Trade Commission (1978-1983). Mr. Richie received a B.A. from City College of New York, where he was valedictorian, and a J.D. from the New York University School of Law, where he was awarded an Arthur Garfield Hays Civil Liberties Fellowship. The Company believes that Mr. Richie’s extensive experience as a lawyer and as an officer or director of public companies gives him the qualifications and skills to serve as a Director.

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Daniel F. Hutchins. Mr. Hutchins was elected to serve as a Director of Infinity and was also appointed to serve as Chief Financial Officer of Infinity effective as of August 13, 2007. Mr. Hutchins was elected as a Director of Digital Ally, Inc. in December 2007, serves as Chairman of its Audit Committee and is its financial expert. He is also a member of Digital’s Nominating and Governance Committee. Mr. Hutchins, a Certified Public Accountant, is a Principal with the accounting firm of Hutchins & Haake, LLC. He was previously a member of the Advisory Board of Digital Ally. Mr. Hutchins has served as an instructor for the Becker CPA exam with the Keller Graduate School of Management and has over 17 years of teaching experience preparing CPA candidates for the CPA exam. He has over 30 years of public accounting experience, including five years with Deloitte & Touche, LLP. He holds no other public directorships and has not held any others during the previous five years. He has served on the boards of various non-profit groups and is a member of the American Institute of Certified Public Accountants. Mr. Hutchins earned his Bachelor of Business Administration degree in Accounting at Washburn University in Topeka, Kansas. Mr. Hutchins holds no other public company directorships currently and for the previous five years. The Company believes that Mr. Hutchins’ significant experience in finance and accounting gives him the qualifications to serve as a director.

Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between any of our directors, director nominees and executive officers. Board vacancies are filled by a majority vote of the Board.

Vote Required and Board Recommendation

If a quorum is present and voting, the three nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting, but will have no other legal effect upon the election of directors under Delaware law.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR EACH OF THE THREE NOMINEES NAMED ABOVE.

Board of Directors and Committee Meetings

Our Board of Directors held three regular meetings during the fiscal year ended December 31, 2014. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2014. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve, and are also expected to attend our annual meeting of stockholders.

Family Relationships

There is no family relationship between any of our directors, director nominees and executive officers.

Board of Directors and Committee Meetings

Our Board of Directors held three meetings during the fiscal year ended December 31, 2014. In addition, our Board of Directors acted by unanimous written consent fourteen times during fiscal year ended December 31, 2014. Our directors attended all of the meetings of the Board of Directors. Our directors are expected, absent exceptional circumstances, to attend all Board meetings.

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Committees of the Board of Directors

We do not have Audit, Compensation or Nominating and Governance Committees. Our full Board of Directors discharges the duties that such committees would normally have. We do not have such committees because of our stage of operations and because our Board of Directors consists of only three members.

Our full Board is comprised of three Directors, one of whom is independent, as defined by the rules and regulations of the Securities and Exchange Commission. The members of our Board of Directors are Stanton E. Ross, Leroy C. Richie and Daniel F. Hutchins. The Board of Directors determined that Mr. Richie qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission, and is independent as noted above.

Stanton E. Ross, Leroy C. Richie and Daniel F. Hutchins are the directors of the Company. Messrs. Ross and Hutchins are not considered “independent” in accordance with rule 5605(a)(2) of the NASDAQ Marketplace Rules. The Board of Directors has determined that Mr. Richie is independent in accordance with the NASDAQ and SEC rules. We are currently traded on the OTCQB, which does not require that a majority of the board be independent. If we ever become an issuer whose securities are listed on a national securities exchange or on an automated inter-dealer quotation system of a national securities association, which has independent director requirements, we intend to comply with all applicable requirements relating to director independence.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent accountants must be approved in advance by the Board to assure that such services do not impair the accountants’ independence from the Company. Our full board of directors performs the equivalent functions of an audit committee, therefore, no policies or procedures other than those required by SEC rules on auditor independence, have been implemented.

Report of the Board of Directors Serving the Equivalent Functions of an Audit Committee

Review and Discussion with Management

Our Board has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2014, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and our assessment of internal control over financial reporting.

Review and Discussions with Independent Registered Public Accounting Firm

Our Board has discussed with RBSM, LLP and L.L. Bradford & Company, our independent registered public accounting firm for fiscal year 2014 and 2013, the matters the Board, serving the equivalent functions of an audit committee, is required to discuss pursuant to Statement on AU 380 (Communication with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our financial statements.

Our Board also has received the written disclosures and the letter from RBSM, LLP and L.L. Bradford & Company required by PCAOB Rule 3526 and has discussed with such firm any relationships that may impact its independence, and satisfied itself as to the independent registered public accounting firm’s independence.

Conclusion

Based on the review and discussions referred to above, the Board, serving the equivalent functions of the audit committee, approved our audited financial statements for the fiscal year ended December 31, 2014 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the Securities and Exchange Commission.

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Board of Directors’ Role in the Oversight of Risk Management

We face a variety of risks, including credit, liquidity and operational risks. In fulfilling its risk oversight role, our Board of Directors focuses on the adequacy of our risk management process and overall risk management system. Our Board of Directors believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; (iii) integrate consideration of risk and risk management into our business decision-making; and (iv) include policies and procedures that adequately transmit necessary information regarding material risks to senior executives and, as appropriate, to the Board or relevant committee.

Our Board of Directors oversees risk management for us. Accordingly, the Board schedules time for periodic review of risk management, in addition to its other duties. In this role, the Board receives reports from management, certified public accountants, outside legal counsel, and to the extent necessary, from other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

Board Leadership Structure

Our Board of Directors has a Chairman of the Board. Our Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. Our Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of us and our shareholders. The Board of Directors believes that Mr. Ross’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of us and our stockholders. Mr. Ross possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas, with the input of the other directors that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers, particularly given the issues and other challenges the Company has faced in recent years. Our Board has determined that our Board leadership structure is appropriate given the size of our Board and the nature of our business.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us as follows: Infinity Energy Resources, Inc., attention: Corporate Secretary, 11900 College Blvd., Suite 310, Overland Park, KS 66210. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Process and Policy for Director Nominations

Our full Board will consider candidates for Board membership suggested by Board members, management and our stockholders. In evaluating the suitability of potential nominees for membership on the Board, the Board members will consider the Board’s current composition, including expertise, diversity, and balance of inside, outside and independent directors. The Board considers the general qualifications of the potential nominees, including integrity and honesty; recognized leadership in business or professional activity; a background and experience that will complement the talents of the other board members; the willingness and capability to take the time to actively participate in board and committee meetings and related activities; the extent to which the candidate possesses pertinent technological, political, business, financial or social/cultural expertise and experience; the absence of realistic possibilities of conflict of interest or legal prohibition; the ability to work well with the other directors; and the extent of the candidate’s familiarity with issues affecting our business.

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While the Board considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen solely or mainly because of race, color, gender, national origin or sexual identity or orientation. Thus, although diversity may be a consideration in the Board’s process, it does not have a formal policy regarding the consideration of diversity in identifying director nominees.

Stockholder Recommendations for Director Nominations. Our Board of Directors does not have a formal policy with respect to consideration of any director candidate recommendation by stockholders. While the Board of Directors may consider candidates recommended by stockholders, it has no requirement to do so. To date, no stockholder has recommended a candidate for nomination to the Board. Given that we have not received director nominations from stockholders in the past and that we do not canvass stockholders for such nominations, we believe it is appropriate not to have a formal policy in that regard. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

Stockholder recommendations for director nominations may be submitted to the Company at the following address: Infinity Energy Resources, Inc., attention: Corporate Secretary, 11900 College Blvd., Suite 310, Overland Park, KS 66210. Such recommendations will be forwarded to the Board for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and provided that they are in time for the Board to do an adequate evaluation of the candidate before the annual meeting of stockholders. The submission must be accomplished by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected and to cooperate with a background check.

Stockholder Nominations of Directors. The bylaws of the Company provide that in order for a stockholder to nominate a director at an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the date of the meeting. Such stockholder’s notice shall include, with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee, serving as a director, that is required under the Securities Exchange Act of 1934, as amended, and cooperating with a background investigation. In addition, the stockholder must include in such notice his name and address, as they appear on the Company’s records, of the stockholder proposing the nomination of such person, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made, and any material interest, relationship, arrangement or understanding that such stockholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

If public disclosure of the date of the meeting is made less than 100 days prior to the date of the meeting, a stockholder’s notice must be received not later than the close of business on the tenth day following the day on which such public disclosure of the date of the meeting was made. With respect to a special meeting called at the written request of stockholders, any notice submitted by a stockholder making the request must be provided simultaneously with such request.

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Code of Ethics and Conduct

Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees act in accordance with the highest ethical standards. A copy of our Code of Ethics and Conduct may be obtained by sending a written request to us at 11900 College Blvd., Suite 310, Overland Park, KS 66210; Attn: President and the Code of Ethics and Conduct is filed as an exhibit to this Annual Report on Form 10-K.

Director Compensation

Our non-employee directors received the stock option grants noted in the section below entitled “Stock Option and Restricted Stock Grants to Directors” for their service on the Board of Directors in 2014.

In 2014, non-employee members of the Board accrued $36,000 in cash fees for their services, and we reimbursed them for their out-of-pocket costs in attending the meetings of the Board of Directors.

In January 2014, we granted to Mr. Richie, options to purchase 150,000 shares of Common Shares at a price of $3.00 per share. Such options vest one-third on date of grant and each of the next two succeeding years.

Director compensation for the year ended December 31, 2014 was as follows:

DIRECTOR COMPENSATION

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s directors during the fiscal years ended December 31, 2014 and 2013.

Name	Year	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Leroy C. Richie	2014	$36,000	$—	$182,351	$—	$—	$—	$218,351
	2013	$36,000	$—	$—	$—	$—	$—	$36,000

(1)	Mr. Richie received no cash compensation in 2014 and 2013, and has accrued an aggregate of $255,500 for his services on the Board since January 1, 2008.

(2)	Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options granted. Please refer to Note 5 to the financial statements for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

(3)	Mr. Ross’ and Mr. Hutchins’ compensation and option awards are noted in the Executive Compensation table because neither of them received compensation or stock options for their services as a director.

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Compensation Committee Interlocks and Insider Participation

Leroy C. Richie was the sole member of the Compensation Committee in 2014 and 2013. Mr. Richie is not currently and has not ever been an officer or employee of Infinity or its subsidiaries.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

We have no employment agreements or similar contracts with Stanton E. Ross or Daniel F. Hutchins.

Stock Option and Restricted Stock Grants to Directors

Name of Individual	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross (1)	—	—	$—
Leroy C. Richie (2)	—	150,000	$3.00
Daniel F. Hutchins (3)	—	—	$—

(1)	Mr. Ross’s compensation and option awards are noted in the Executive Compensation table because he did not receive compensation or stock options for his services as a director.

(2)	The stock option grants were valued at a grant date fair value of $1.22 per share. The aggregate grant date fair was valued pursuant to ASC Topic 718. Please refer to Note 5 to the financial statements for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grant. Mr. Richie was granted a stock option award on January 17, 2014 for 150,000 shares with an exercise price of $3.00 per share and vesting occurring on 50,000 options on the date of grant and 50,000 shares on January 17, 2015 and 50,000 shares on January 17, 2016.

(3)	Mr. Hutchins’ compensation and option awards are noted in the Executive Compensation table because he did not receive compensation or stock options for his services as a director.

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PROPOSAL TWO

PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK AT THE DISCRETION OF THE BOARD OF DIRECTORS

Summary

Our Board of Directors has unanimously approved a proposal to effect a reverse split of all of our outstanding shares of Common Stock by a ratio in the range of 1-for-8 and 1-for-11. The proposal provides that our Board of Directors shall have sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to set the exact ratio at a whole number within the above range as determined by our Board of Directors, in its sole discretion. Our Board of Directors believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for us and our stockholders. In determining whether to implement the reverse split following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse split on the trading market for our Common Stock;

●	the anticipated impact of the reverse split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

If our Board determines that effecting the reverse stock split is in our best interest, the reverse stock split will become effective upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as such stockholder holds immediately prior to the reverse split.

Certain of our officers and directors have an interest in the reverse stock split as a result of their ownership of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the reverse stock split, is set forth in Appendix A to this proxy statement. The text of the form of amendment accompanying this proxy statement is, however, subject to amendment to reflect the exact ratio for the reverse stock split and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law and to effect the reverse stock split.

Our Board of Directors believes that approval of the amendment to the Certificate of Incorporation to effect the reverse stock split is in best interests of us and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Effective Date

If the proposed amendment to the Certificate of Incorporation to give effect to the reverse stock split is approved at the Meeting and the Board of Directors determines to effect the reverse stock split, the reverse stock split will become effective on the effective date of the certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which we would expect to be the date of filing. We refer to this time and date as the “Effective Date.” As set forth below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board of Directors.

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Purpose of the Reverse Stock Split

The Board of Directors believes that a reverse stock split is advisable for two reasons. First, we are required under the terms of our May 2015 Private Placement, as defined below, to have a sufficient number of authorized shares of Common Stock reserved to satisfy our obligations to the investor in such Placement. Second, the Board of Directors believes that a reverse stock split could improve the marketability and liquidity of the Common Stock.

1. May 2015 Private Placement of Senior Secured Convertible Note and Warrants

On May 7, 2015, we completed a private placement (the “May 2015 Private Placement”) of a $12.0 million principal amount Senior Secured Convertible Note (the “Note”) and warrant (the “Warrant”) to purchase 18,000,000 shares of our common stock, $0.0001 par value, with Hudson Bay Master Fund, Ltd. (the “Investor”).

The Note and Warrant were issued pursuant to a Securities Purchase Agreement, dated May 7, 2015, by and between us and the investor, who is an “accredited investor” within the meaning of the Securities Act of 1933, as amended (the “Purchase Agreement”). The May 2015 Private Placement was made pursuant to an exemption from registration under such Act. At the closing, the Investor acquired the Note by paying $450,000 in cash and issuing a secured promissory note, secured by cash, with an aggregate initial principal amount of $9,550,000 (the “Investor Note”). Assuming all amounts payable to us under the Investor Note are paid without any offset or default, the May 2015 Private Placement will result in gross proceeds of $10.0 million before Placement Agent fees and other expenses associated with the transaction, subject to the satisfaction of certain conditions. We used the proceeds from the private placement to retire certain outstanding obligations, including the 2015 area and training fees relating to our Nicaraguan Concessions, and to provide working capital.

We will receive the remaining cash proceeds upon each voluntary or mandatory prepayment of the Investor Note. The Investor may, at its option and at any time, voluntarily prepay the Investor Note, in whole or in part. The Investor Note is also subject to mandatory prepayment, in whole or in part, upon the occurrence of one or more of the following mandatory prepayment events:

(i) Mandatory Prepayment upon Conversion – At any time the Investor has converted more than $2.0 million principal amount of the Note, representing the original issue discount of the Note, the Investor will be required to prepay the Investor Note, on a dollar-for-dollar basis, for each subsequent conversion of the Note.

(ii) Mandatory Prepayment upon Mandatory Prepayment Notices – We may require the Investor to prepay the Investor Note by delivering a mandatory prepayment notice to the Investor, subject to (a) the satisfaction of certain equity conditions, (b) our receipt of all Governmental Authorizations, as defined in the Purchase Agreement, necessary to commence drilling on at least five Properties, also as defined in the Purchase Agreement, within the Nicaraguan Concessions, and (c) our obtaining forbearance agreements from certain third parties to whom we owe obligations. Notwithstanding the foregoing, we may not request a mandatory prepayment if after giving effect to such proposed mandatory prepayment, we and our subsidiaries, on a consolidated basis, would hold more than $4.0 million in cash or if prepayment under the Investor Note for the preceding sixty calendar day period would exceed $2.0 million.

The Investor Note is a full recourse note against the Investor issuing it. The cash collateral securing the Investor Note has a fair market value equal to outstanding principal balance of the Investor Note as of the date of its issuance. The portion of the principal balance of the Convertible Note related to the corresponding portion of the principal balance of the Investor Note cannot be converted into common stock until such corresponding portion of principal amount of the Investor Note has been prepaid. The Investor Note also contains certain offset rights, which if executed, would reduce the amount outstanding under the Convertible Note and the Investor Note and the cash proceeds we receive.

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Covenant Requiring the Company to Use its efforts to solicit its Stockholder’s Approval of an Increase in the number of Common Shares authorized in order to be able to reserve a Sufficient Number of Shares for the Investor in the May 2015 Private Placement. We are required to seek shareholder approval for an increase in the number of authorized common shares to allow for the reservation of 200% of the shares issuable upon conversion of the Note and exercise of the Warrant in accordance with the covenants included in the Securities Purchase Agreement, Note and Warrant. We are required to provide each stockholder entitled to vote at a special or annual meeting of our stockholders a proxy statement soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions providing for the increase of the authorized shares of our Common Stock available for conversion of the Note and exercise of the Warrant. We have determined to accomplish this through the reverse split rather than increasing the absolute number of our authorized shares. By effecting the reverse split of the issued and outstanding shares of our Common Stock, we will, in effect, be creating additional authorized but unissued shares of Common Stock to satisfy our obligations to reserve an appropriate number of shares for future issuance to the Investor under the Note and Warrant.

Furthermore, we must use our reasonable best efforts to solicit our stockholders’ approval of such resolutions and to cause our Board of Directors to recommend to the stockholders that they approve such resolutions. If, despite our reasonable best efforts the stockholder approval is not obtained on or prior to September 25, 2015, we shall cause an additional Stockholder Meeting to be held on or prior to December 31, 2015. If, despite the Company’s reasonable best efforts the stockholder approval is not obtained after such subsequent stockholder meetings, we shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such stockholder approval is obtained.

If the stockholders approve this Proposal No. Two and we effect the reverse stock split, we will have fulfilled this covenant under the Note and Warrant.

Further Background to the May 2015 Private Placement

Description of the Convertible Note. The Note ranks senior to our existing and future indebtedness and is secured by all of our assets, excluding the Nicaraguan Concessions, and to the extent and as provided in the security documents attached hereto as Exhibits.

The Note is convertible at any time at the option of the holder into shares of our common stock at $0.50 per share (the “Conversion Price”). The Note matures on the three-year anniversary of the issuance date thereof. If we issue or sell shares of our common stock, rights to purchase shares of our common stock, or securities convertible into shares of our common stock for a price per share that is less than the Conversion Price then in effect, the then current Conversion Price will be decreased to equal such lower price. The foregoing adjustments to the Conversion Price for future stock issues will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans. In addition, the Conversion Price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes.

On the first business day of each month beginning on the earlier of the (i) effectiveness of a registration statement we file to register the shares of common stock issuable upon conversion of the Note or exercise of the Warrant, as defined below, or (ii) sixth month following the date of the Note through and including the maturity date (the “Installment Dates”), we will pay to the Investor an amount equal to (i) one-thirtieth (1/30th) of the original principal amount of the Note (or the principal outstanding on the Installment Date, if less) plus (ii) the accrued and unpaid interest with respect to such principal plus (iii) the accrued and unpaid late charges (if any) with respect to such principal and interest. The Investor has the ability to defer or accelerate such monthly payments in its sole discretion.

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Prior to the maturity date, the Note will bear interest at 8% per annum (or 18% per annum during an event of default) with interest payable in cash or in shares of common stock monthly on the first trading day of each month following the issuance date.

Each monthly payment may be made in cash, in shares of our common stock, or in a combination of cash and shares of our common stock. Our ability to make such payments with shares of our common stock will be subject to various equity conditions, including the existence of an effective registration statement covering the resale of the shares issued in payment (or, in the alternative, the eligibility of the shares issuable pursuant to the Note and the Warrant for sale without restriction under Rule 144 and without the need for us to remain current with our public filing obligations) and certain minimum trading price and trading volume. Such shares will be valued, as of the date on which notice is given by us that payment will be made in shares, at the lower of (1) the then applicable Conversion Price and (2) a price that is 80.0% of the arithmetic average of the three lowest weighted average prices of our common stock during the twenty-trading day period ending two trading days before the applicable determination date (the “Measurement Period”). If we elect to pay such monthly payment in shares of our common stock we are required to pre-deliver shares of our common stock and are required to deliver additional shares, if any, to a true-up such number of shares to the number of shares required to be delivered on the applicable Installment Date pursuant to the calculation above.

At any time after the issuance date, we will have the right to redeem all or any portion of the outstanding principal balance of the Note plus all accrued but unpaid interest and any other charges at a price equal to 125% of such amount provided that (i) the arithmetic average of the closing sale price of the common stock for any twenty (20) consecutive Trading Days equals or exceeds 200% of the Conversion Price and (ii) among other conditions, there is an effective registration statement covering the resale of the shares issued in payment or, in the alternative, the eligibility of the shares issuable pursuant to the Note and the Warrant for sale without restriction under Rule 144 and without the need for us to remain current with our public filing obligations. The Investor has the right to convert any or all of the amount to be redeemed into common stock prior to redemption.

Upon the occurrence of an event of default under the Note, the Investor, so long as the event of default is continuing, require us to redeem all or a portion of our Note. Each portion of the Note subject to such redemption must be redeemed by us, in cash, at a price equal to the greater of (1) 125% of the amount being redeemed, including principal, accrued and unpaid interest, and accrued and unpaid late charges, and (2) the product of (I) the amount being redeemed and (II) the quotient determined by dividing (A) the greatest closing sale price of the shares of common stock during the period beginning on the date immediately preceding the event of default and ending on the date the holder delivers a redemption notice to us, by (B) the lowest Conversion Price in effect during such period.

Subject to certain conditions, the Investor may also require us to redeem all or a portion of our Note in connection with a transaction that results in a Change of Control, as defined in the Note. We must redeem each portion of the Note subject to such redemption in cash at a price equal to the greater of (1) 125% of the amount being redeemed (including principal, accrued and unpaid interest, and accrued and unpaid late charges), and (2) the product of (I) the amount being redeemed and (II) the quotient determined by dividing (A) the greatest closing sale price of the shares of common stock during the period beginning on the date immediately preceding the earlier to occur of (i) the consummation of the Change of Control and (ii) the public announcement of such Change of Control and ending on the date the holder delivers a redemption notice to the Company, by (B) the lowest Conversion Price in effect during such period.

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Description of the Warrants. As a part of the May 2015 Private Placement, we issued a Warrant to the Investor giving it the right to purchase up to an aggregate of 18,000,000 shares of our common stock at an exercise price of $0.50 per share. The Warrant is exercisable commencing six months from the date of issuance and the exercise prices for the Warrant is subject to adjustment for certain events, such as stock splits and stock dividends. We also issued a Warrant to the Placement Agent of the May 2015 Private Placement exercisable to purchase 2,400,000 shares on the same terms, except it is exercisable upon issuance. If we issue or sell shares of our common stock, rights to purchase shares of our common stock, or securities convertible into shares of our common stock for a price per share that is less than the exercise price then in effect, the exercise price of the Warrants will be decreased to equal such lesser price. Upon each such adjustment, the number of the shares of our common stock issuable upon exercise of the Warrants will increase proportionately. The foregoing adjustments to the exercise price for future stock issues will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans. In addition, the Conversion Price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes. The Warrants will expire on the seventh (7th) anniversary of their date of issuance.

9.99% Restriction on Conversion of Note and Exercise of Warrants. The Investor has no right to convert the Note or exercise the Warrants to the extent that such conversion or exercise would result in the Investor being the beneficial owner in excess of 9.99% of our common stock. We are required to hold a meeting of its shareholders to approve increase the number of our authorized shares to meet our obligations under the Purchase Agreement to have reserved 200% of the shares issuable upon conversion of the Note and exercise of the Warrants not later than July 30, 2015.

Registration Rights Agreement. In connection with the May 2015 Private Placement, we and the Investor entered into a Registration Rights Agreement under which we are required, on or before 45 days after the closing of the Private Placement, to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of 130% of the shares of our common stock issuable pursuant to the Note and Warrants and to use its best efforts to have the registration declared effective as soon as practicable. We will be subject to certain monetary penalties, as set forth in the Registration Rights Agreement, if the registration statement is not filed or does not remain available for the resale (subject to certain allowable grace periods) of the Registrable Securities, as such term is defined in the Registration Rights Agreement.

Participation Rights. If, during the period beginning on the closing date and ending on the four (4) year anniversary of the closing date, we offer, sell, grant any option to purchase, or otherwise dispose of any of our or our subsidiaries’ equity or equity equivalent securities (a “Subsequent Placement”), the Investor will have the right to participate for 50% of any such future Subsequent Placement.

Approval by stockholders of this Proposal No. Two may result in an increase in the number of shares (i) that may be issued pursuant to the terms of the Note under the terms of the Note, (ii) that may be issued pursuant to the terms of the Warrant or (iii) through a Dilutive Issuance under the Purchase Agreement (which otherwise would not be possible because such issuances may exceed the current number of authorized shares of common stock).

The failure to obtain stockholder approval of this Proposal No. Two, which will increase the number of authorized shares of common stock, has the potential for future significant adverse consequences to the Company. If we fail to obtain stockholder approval of this Proposal, we are required to hold a second special meeting of stockholders by December 31, 2015 to once again seek approval. If we fail to obtain stockholder approval at such second meeting of stockholders, we are required to seek approval of this Proposal at subsequent meetings on a semi-annual basis until we obtain such approval.

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Our failure to obtain stockholder approval for this Proposal has significant adverse consequences for us regarding certain provisions in the Note, Warrant and Purchase Agreement. As described above, we are permitted to make payments of principal and interest due under the Note in shares of our common stock provided we satisfy certain conditions. Under the current number of authorized shares of common stock, we may be unable to make use of this provision and would have to pay the amounts due in cash, which may, at any point, have a significant adverse impact on our business, financial condition and results of operation.

In addition, if the Investor sends an exercise notice for us to issue shares of common stock under the Warrant (the “Warrant Shares”) and we are unable to comply because the issuance of shares would exceed the number of authorized common shares, then unless the Investor elects to void such exercise, the Investor may require us to pay cash within three trading days of the attempted exercise. Depending on our circumstances at such point, the requirement to pay the foregoing amount in cash may have a significant adverse impact on our business, financial condition and results of operation.

Finally, because we cannot make a “Dilutive Issuance” under the Purchase Agreement until we have stockholder approval of this Proposal, we would be unable to issue or commit to issue any shares of common stock for a consideration below the Conversion Price. Our inability to raise capital due to this restriction could, at a given point, have a significant adverse impact on our business, financial condition and results of operation.

2. Improve the marketability and liquidity of the Common Stock. The second reason to pursue the reverse split is because we believe that the increased market price of our Common Stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, that the liquidity of our Common Stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split.

For the foregoing reasons, we believe that providing the Board of Directors with the ability to effect the reverse stock split will help us satisfy the covenants to have a sufficient number of our shares of Common Stock reserved for future issuance to the holder of the Note and the Warrant and could improve the marketability and liquidity of our Common Stock, and is therefore in the best interests of us and our stockholders. However, the Board of Directors reserves its right to abandon the reverse stock split if it determines, in its sole discretion, that it would no longer be in our and our stockholders’ best interests.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price. The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock. However, we cannot predict the effect of a reverse stock split upon the market price of our Common Stock with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

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It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect a reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. Further, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

The proposed reverse stock split may decrease the liquidity of our stock. The liquidity of our Common Stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split. Additionally, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances that could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the reverse stock split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If this proposal is approved by the stockholders at the Annual Meeting and the Board of Directors determines to effect the reverse stock split and thus amend the Certificate of Incorporation, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board of Directors. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, our stock plans, as well as to the number of shares issuable under, and the exercise price of, our outstanding options and warrants.

Because the reverse stock split would apply to all issued shares of our Common Stock, the proposed reverse stock split would not alter the relative rights and preferences of existing stockholders nor affect any stockholder’s proportionate equity interest in the Company (except for the effect of eliminating fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of the reverse stock split will generally continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after the reverse stock split. Moreover, the number of stockholders of record will not be affected by the reverse stock split.

The number of shares of Common Stock issuable upon conversion of the Note and exercise of the Warrant would likewise be reduced from their current levels to the extent of the reverse split.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Under the terms of the proposed 2015 Stock Option and Restricted Stock Plan (the 2015 Plan”) and our 2005 Equity Incentive Plan and 2006 Equity Incentive Plan, together, “the Plans,” the Board of Directors or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plans, the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the reverse stock split. Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding options, and any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, and convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares subject to restricted stock awards and restricted stock units will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares.

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Listing. Our shares of Common Stock currently quoted for trading on the OTCQB. The reverse stock split will not directly affect the listing of our Common Stock on the OTCQB, although we believe that a reverse stock split could potentially increase our stock price, our Common Stock will continue to be listed on the OTCQB under the symbol “IFNY,” although our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is registered under Section 12(b) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect our status as a public company or this registration under the Exchange Act. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares following a reverse stock split. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares following a reverse stock split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 75,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The reverse stock split would not change the number of authorized shares of the Common Stock or preferred stock as designated. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance by us in the future would increase.

These additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as the Note, Warrant, convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware Corporation Law. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective reverse stock split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

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Board Discretion to Implement or Abandon Reverse Stock Split

The reverse stock split will be effected, if at all, only upon a determination by our Board of Directors that the reverse stock split, with an exchange ratio determined by our Board as described above, is in our best interest. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse split on the trading market for our Common Stock, the anticipated impact of the reverse split on our ability to raise additional financing; and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or abandon the reverse stock split.

If the stockholders approve the proposal, and the Board of Directors determines to effect the reverse stock split, we would communicate to the public, prior to the Effective Date, additional details regarding the reverse split, including the specific ratio selected by the Board of Directors. If the Board of Directors does not implement the reverse stock split prior to November 1, 2015, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in our best interests.

Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. If, as a result of the reverse stock split, a stockholder would otherwise hold a fractional share, the number of shares to be received by such shareholder will be rounded up to the next whole number.

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If you believe that you may not hold sufficient shares of our Common Stock at the Effective Date of the reverse stock split to receive at least one share in the reverse stock split and you want to continue to hold our Common Stock after the split, you may do so by either:

●	purchasing a sufficient number of shares of our Common Stock; or

●	if you have shares of our Common Stock in more than one account, consolidating your accounts,

so that in each case you hold a number of shares of our Common Stock in your account prior to the reverse stock split that would entitle you to receive at least one share of our Common Stock on a post-reverse stock split basis. Shares of Common Stock held in registered form (that is, stock held by you in your own name in our stock register records maintained by our transfer agent) and stock held in “street name” (that is, stock held by you through a brokerage firm, bank, broker-dealer, or other similar organization) for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the reverse stock split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the reverse stock split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-reverse stock split Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of holders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of a reverse stock split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

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No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split, except to the extent of cash received in lieu of a fractional share. The aggregate adjusted basis of the post-reverse stock split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares, increased by any gain realized as a result of the cash received in lieu of a fractional share, as discussed below, and reduced by the amount of cash received. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered.

Accounting Consequences

Following the Effective Date of the reverse stock split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the reverse stock split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Action Stock Transfer Corporation, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the reverse stock split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Certificates representing shares of Common Stock issued in connection with the reverse stock split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the reverse stock split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the reverse stock split would continue to be valid and would represent the adjusted number of shares, based on the ratio of the reverse stock split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-reverse stock split shares upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

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Upon the reverse stock split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of our Common Stock registered in their accounts.

●	If you hold registered shares of our Common Stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares of our Common Stock in registered book-entry form or your cash payment in lieu of any fractional share interest, if applicable.

●	If you are entitled to post-reverse stock split shares of our Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date of the reverse stock split indicating the number of shares of our common stock you hold.

●	If you are entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to you at your address of record as soon as practicable after the Effective Date of the reverse stock split. By signing and cashing this check, you will warrant that you owned the shares of our Common Stock for which you received a cash payment. See “Fractional Shares” above for additional information.

Vote Required and Recommendation

The Delaware General Corporation Law and our Certificate of Incorporation require that, in order for us to amend the Certificate of Incorporation to give effect to the reverse stock split, such amendment must be approved by our Board of Directors and approved by the affirmative vote of a majority of the outstanding shares of stock entitled to vote on such an amendment.

Our Board of Directors adopted resolutions on July 14, 2015, approving the reverse stock split and the amendment to our Certificate of Incorporation and declaring that the amendment to the Certificate of Incorporation to effect the reverse stock split is advisable and in the best interests of the Company and its stockholders.

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The Board of Directors recommends a vote “FOR” the authorization of the Board of Directors to implement a reverse split of our Common Stock, including the authorization to file the proposed amendment to our Certificate of Incorporation prior to November 1, 2015.

PROPOSAL THREE

TO APPROVE THE 2015 INFINITY ENERGY RESOURCES, INC. STOCK OPTION AND RESTRICTED STOCK PLAN AND TO RESERVE 5,000,000 SHARES FOR ISSUANCE UNDER THE PLAN.

The Company is seeking stockholder approval for the 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”) including the reservation of 5,000,000 shares issuable under the 2015 Plan. The 2015 Plan was adopted by the Board of Directors on July 14, 2015, subject to stockholder approval at the annual meeting. Accordingly, no grants of options have been made under the 2015 Plan to date. If our stockholders approve the 2015 Plan, 5,000,000 shares will be available for future grants. Such number will be reduced if the stockholders adopt the Proposal Two in the ratio of the reverse split of our Common Stock.

The purpose of the 2015 Plan is to offer all of our employees, directors, and key consultants an opportunity to acquire a proprietary interest in our success, and remain in service to the Company and to attract new employees, directors and consultants. The 2015 Plan provides both for the direct award of shares, for the grant of options to purchase shares, as well as for the grant of Stock Appreciation Rights (SARs). Options granted under the 2015 Plan may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

The Company has a policy of issuing new shares upon the exercise of stock options, awarding significant amounts of stock options or restricted stock grants to new employees and regularly awarding such to employees on an annual basis. Stock options are generally granted at the market price on the date of grant. Stock options and restricted stock grants have generally vested over one or more years for officers and employees, and one year for directors. Stock options generally can be exercised within seven to ten years.

The Board of Directors believes that it is in the best interests of the Company and our stockholders for the Company to approve the 2015 Plan. There are relatively few shares available for grant under the existing stock option plans of the Company. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders. The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board of Directors believes that to remain competitive with other technology companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they are expected to receive awards under the 2015 Plan if it is approved at the annual meeting.

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Vote Required and Recommendation

The affirmative vote of a majority of the votes cast will be required to approve the 2015 Plan.

Our Board of Directors unanimously recommends that stockholders vote

FOR the approval of the 2015 Infinity Energy Resources, Inc. Stock Option and Restricted Stock Plan.

Summary of the 2015 Stock Option and Restricted Stock Plan

Our Board of Directors adopted the 2015 Plan on July 14, 2015. At the annual meeting, we are asking stockholders to approve the 2015 Plan and the reservation of 5,000,000 shares issuable under the 2015 Plan. The 2015 Plan authorizes us to issue 5,000,000 shares of common stock upon exercise of options and grant of restricted stock awards. No options have been granted under the 2015 Plan to date. The 2015 Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards and (ii) to non-employee directors, attorneys and consultants non-qualified stock options and restricted stock. As of July 15, 2015, the Company had only two employees both of which are executive officers, and one non-employee director who were eligible to participate in the 2015 Plan. The Company expects that it will begin hiring new employees and consultants as exploration and development of the Nicaraguan Concessions progress.

The following paragraphs provide a summary of the principal features of the 2015 Plan and its operation. The following summary is qualified in its entirety by reference to the 2015 Plan as set forth in Appendix B.

Objectives. The objective of the 2015 Plan is to provide incentives to our key employees, directors and consultants to achieve financial results aimed at increasing shareholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the 2015 Plan will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant impact on our success.

Oversight. Our Board will administer the 2015 Plan by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the 2015 Plan and to establish and amend rules for its administration subject to the 2015 Plan’s limitations.

Number of Shares of Common Stock Available Under the 2015 Plan. If our stockholders approve the 2015 Plan, a total of 5,000,000 shares of our common stock will be reserved for issuance under the 2015 Plan.

Outstanding Stock Options Held by Directors and Officers.

The following table presents information concerning the outstanding equity awards for the Directors and Officers as of December 31, 2014:

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Outstanding Equity Awards at Fiscal Year-End

(As of December 31, 2014)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ross	20,000			$8.50	2/3/2015
	40,000			$7.51	7/18/2015
	50,000			$6.48	5/23/2016
	100,000			$3.97	10/10/2016
	70,000			$3.06	5/17/2017
	200,000			$5.25	2 /10/2021
	200,000			$7.50	8/2/2021
	500,000			$3.00	11/6/2021
	200,000	400,000		$3.00	1/17/2024

Richie	10,000			$8.50	2/3/2015
	20,000			$7.51	7/18/2015
	30,000			$6.48	5/23/2016
	70,000			$3.06	5/17/2017
	155,750			$0.26	4/1/2018
	125,000			$5.25	2/10/2021
	125,000			$7.50	8/2/2021
	250,000			$3.00	11/6/2021
	50,000	100,000		$3.00	1/17/2024

Hutchins	25,000			$2.15	8/21/2017
	155,750			$0.26	4/1/2018
	175,000			$5.25	2/10/2021
	175,000			$7.50	8/2/2021
	250,000			$3.00	11/6/2021
	50,000	100,000		$3.00	1/17/2024

Types of Grants. The 2015 Plan allows for the grant of incentive stock options, non-qualified stock options and restricted stock awards. The 2015 Plan does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options or restricted stock. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Statutory Conditions on Stock Option—Exercise Price. Incentive stock options granted under the 2015 Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of the grant.

● Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

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● Expiration date. Any option granted under the 2015 Plan will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

● Exercisability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exercisability of any option at its discretion.

● Assignability. Options granted under the 2015 Plan are not assignable. Incentive stock options may be exercised only while we employ the optionee or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of common stock, subject to restrictions.

Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our common stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted restricted stock generally has all of the rights of a stockholder, unless otherwise determined by the Compensation Committee.

Merger or Sale of Assets. If we merge with or into another corporation, or sell all or substantially all of our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of their alternatives regarding their right to exercise the stock option as to all of the shares subject to the stock option.

Amendment and Termination of the 2015 Plan. The administrator has the authority to amend, alter, suspend, or terminate the 2015 Plan, except that stockholder approval will be required for any amendment to the 2015 Plan to the extent required by any applicable law, regulation, or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The 2015 Plan has a term of ten (10) years beginning July 14, 2015, unless terminated earlier by the administrator.

Recent Stock Option and Restricted Stock Award Grants to Employees, Consultants, and Directors

In May 2006, the Company’s stockholders approved the 2006 Equity Incentive Plan (the “2006 Plan”), under which both incentive and non-statutory stock options may be granted to employees, officers, non-employee directors and consultants. An aggregate of 470,000 shares of the Company’s common stock are reserved for issuance under the 2006 Plan. In June 2005, the Company’s stockholders approved the 2005 Equity Incentive Plan (the “2005 Plan”), under which both incentive and non-statutory stock options may be granted to employees, officers, non-employee directors and consultants. An aggregate of 475,000 shares of the Company’s common stock are reserved for issuance under the 2005 Plan. Options granted under the 2005 Plan and 2006 Plan allow for the purchase of common stock at prices not less than the fair market value of such stock at the date of grant, become exercisable immediately or as directed by the Company’s Board of Directors and generally expire ten years after the date of grant. The Company also has other equity incentive plans with terms similar to the 2005 and 2006 Plans. As of December 31, 2014, 136,500 shares were available for future grants under all plans.

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The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans is in the discretion of the administrator and therefore cannot be determined in advance, although the Board of Directors’ policy for 2014 was to grant our outside director 150,000 options to purchase common shares, our Chairman, CEO and President 600,000 options to purchase common shares and our CFO and Secretary 150,000 options to acquire common shares that contain a $3.00 exercise price and vest over a two-year period.

The following table sets forth (a) the aggregate number of shares subject to options granted under the Plans during the year-ended December 31, 2014 and (b) the average per share exercise price of such options.

Stock Option and Restricted Stock Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise
Stanton E. Ross, Chairman of the Board, CEO & President	—	600,000	$3.00
Leroy C. Richie, Director	—	150,000	$3.00
Daniel F. Hutchins, Director, CFO & Secretary	—	150,000	$3.00

All executive officers, as a group	—	750,000	$3.00
All directors who are not executive officers, as a group	—	150,000	$3.00
All employees who are not executive officers, as a group	—	—	$—

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock option and restricted stock awards granted under the 2015 Plan. This summary is not intended to be a complete discussion of all of the federal income tax consequences of the 2015 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law as in effect on the date hereof, which is subject to change (perhaps with retroactive effect), and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Company’s common stock on the date of grant.

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Tax consequences of nonqualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2015 Plan. When an optionee exercises a nonqualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the common stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on holding period of the shares sold.

Tax consequences of incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the 2015 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the common stock received and the exercise price as an item of adjustment in computing the optionee’s alternative minimum taxable income.

An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of grant of the option, or (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be an employee of the Company continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.

Tax consequences of restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over the amount, if any, the recipient paid in exchange for the shares. If, however, the shares are subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when the shares are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares. If the shares are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

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A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares on the award date less the amount, if any, the recipient paid in exchange for the shares. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83 (b) election, dividends paid to the recipient on the shares prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. The Company generally is entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2015 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, AND RESTRICTED STOCK AWARDS UNDER THE 2015 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

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PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, acting as the Audit Committee, has appointed RBSM LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015 and recommends that stockholders vote for ratification of such appointment. The Audit Committee had appointed RBSM, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014 and L.L. Bradford & Company (“Bradford”) as the Company’s independent registered public accounting firm for the year ended December 31, 2013.

The following table is a summary of the fees rendered to us by RBSM, LLP and Bradford for the years ended December 31, 2014 and 2013:

Fee Category:	2014	2013
Audit Fees - RBSM, LLP	$30,000	$-
Audit Fees - Bradford	15,000	25,000
Audit-Related Fees - RBSM, LLP	-	-
Audit-Related Fees - Bradford	-	-
Tax Fees - RBSM, LLP	-	-
Tax Fees - Bradford	-	-
All Other Fees - RBSM, LLP	-	-
All Other Fees - Bradford	-	-
Total Fees	$45,000	$25,000

Audit Fees. Such amount consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. It also includes services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services related to tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above. In fiscal 2014 and 2013, there were no fees related to this category.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All of the fees shown above were pre-approved by the Audit Committee.

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The audit report of RBSM, LLP on the consolidated financial statements of the Company for the year ended December 31, 2014 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The opinion did emphasize a matter regarding the Company’s ability to continue as a going concern. The audit report of L.L. Bradford & Company on the consolidated financial statements of the Company for the year ended December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The opinion did emphasize a matter regarding the Company’s ability to continue as a going concern.

During our fiscal year ended December 31, 2014 there were no disagreements with RBSM, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to RBSM, LLP’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its report on the financial statements for such period. During our fiscal year ended December 31, 2013, there were no disagreements with L.L. Bradford & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to L.L. Bradford & Company’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its report on the financial statements for such period.

During our fiscal years ended December 31, 2014 and 2013, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of RBSM LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP

AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF INFINITY ENERGY

RESOURCES, INC. FOR THE YEAR ENDING DECEMBER 31, 2015.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

Below is the report of the Board of Directors functioning as the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2014, which includes our consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the fiscal years ended December 31, 2014 and December 31, 2013 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

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Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2014, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with RBSM LLP, our independent registered public accounting firm for fiscal year 2014, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from RBSM LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with RBSM LLP, any relationships that may impact its independence, and satisfied itself as to the independent registered public accounting firm’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2014 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Respectfully submitted by:

THE BOARD OF DIRECTORS OF INFINITY ENERGY RESOURCES, INC. FUNCTIONING AS THE AUDIT COMMITTEE

Leroy C. Richie, Chairman
Stanton E. Ross
Daniel F. Hutchins

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EXECUTIVE COMPENSATION

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2014 and 2013:

2014 Summary Compensation Table (1)

Name and Principal Position (2)	Year	Salary ($)	Bonus ($) (4)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stanton Ross	2014	$100,000	$-	$-	$729,403	$-	$-	$-	$829,403
CEO	2013	$100,000	$-	$-	$-	$-	$-	$-	$100,000

Daniel F Hutchins	2014	$100,000	$-	$-	$182,351	$-	$-	$-	$282,351
CFO	2013	$100,000	$-	$-	$-	$-	$-	$-	$100,000

(1) Due to the financial condition of the Company, Mr. Ross has deferred the receipt of a portion of his salary since January 2009. Mr. Ross received $83,500 and $90,000 of his salary in cash during the years ended December 31, 2014 and 2013, respectively. As of December 31, 2014, a total of $331,708 of his salary has been accrued but was unpaid.

(2) Mr. Hutchins began serving the Company as Chief Financial Officer in August 2007. Since January 2009 he has deferred his compensation and a total of $600,000 of direct compensation was accrued but unpaid as of December 31, 2014. Previously, Mr. Hutchins received other indirect compensation consisting of services billed at the CFO firm’s normal standard billing rate plus out-of-pocket expenses for general corporate and bookkeeping purposes. For the years ended December 31, 2014 and 2013 the Company was billed $-0- for such services. Total amounts accrued for his indirect compensation was $762,407 as of December 31, 2014 and 2013.

Compensation Policies and Objectives

We structure compensation for executive officers, including the named executive officers, to drive performance, to accomplish both our short-term and long-term objectives, and to enable us to attract, retain and motivate well qualified executives by offering competitive compensation and by rewarding superior performance. We also seek to link our executives’ total compensation to the interests of our shareholders. To accomplish this, our board of directors relies on the following elements of compensation, each of which is discussed in more detail below:

●	salary;
●	annual performance-based cash awards;
●	equity incentives in the form of stock and/or stock options; and
●	other benefits.

Our board of directors believes that our executive compensation package, consisting of these components, is comparable to the compensation provided in the market in which we compete for executive talent and is critical to accomplishing our recruitment and retention aims.

In setting the amounts of each component of an executive’s compensation and considering the overall compensation package, the Committee generally considers the following factors:

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Benchmarking—For executive officers, the board of directors considers the level of compensation paid to individuals in comparable executive positions of other oil and gas exploration and production companies of a similar size. The board of directors believes that these companies are the most appropriate for review because they are representative of the types of companies with which we compete to recruit and retain executive talent. The information reviewed by the board of directors includes data on salary, annual and long-term cash incentive bonuses and equity compensation, as well as total compensation.

Internal Equity—The board of directors considers the salary level for each executive officer and each position in overall management in order to reflect their relative value to us.

Individual Performance—The board of directors considers the individual responsibilities and performance of each named executive officer, which is based in part on the board of directors’ assessment of that individual’s performance as well as the evaluation of the individual by the Chief Executive Officer.

All executive officers are eligible for annual cash bonuses and equity incentive awards that reinforce the relationship between pay and performance by conditioning compensation on the achievement of the Company’s short- and long-term financial and operating goals, including operating profits, reserve finding costs, and growth in the Company’s daily oil and gas production and estimated proved, probable and possible recoverable oil and gas reserves.

Components of Executive Compensation

The following provides an analysis of each element of compensation, what each element is designed to reward and why the board of directors chose to include it as an element of our executive compensation.

Salaries

Salaries for executive officers are intended to incentivize the officers to focus on executing the Company’s day-to-day business and are reviewed annually. Changes are typically effective in April of each year and are based on the factors discussed above. Compensation arrangements with Mr. Hutchins were determined through arms-length negotiations.

Annual Bonuses

The awarding of annual bonuses to executives is at the Committee’s discretion. The objective of the annual bonus element of compensation is to align the interest of executive officers with the achievement of superior Company performance for the year and also to encourage and reward extraordinary individual performance. In light of the Company’s operating results for 2014 and 2013, the Committee determined that it was appropriate not to grant annual bonuses to the executive officers for 2014 and 2013.

Stock Options

Including an equity component in executive compensation closely aligns the interests of the executives and our shareholders and rewards executives consistent with shareholder gains. Stock options produce value for executives only if our stock price increases over the exercise price, which is set at the market price on the date of grant. Also, through vesting and forfeiture provisions, stock options serve to encourage executive officers to remain with the Company. Awards made other than pursuant to the annual equity grants are typically made to newly hired or recently promoted employees.

In determining the stock option grants for Messrs. Ross and Hutchins, the Board considered the number of options previously granted that remained outstanding, the number and value of shares underlying the options being granted and the related effect on dilution. The Board also took into account the number of shares that remained available for grant under our stock incentive plans. Messrs. Ross and Hutchins were not granted stock options during the year ended December 31, 2013. Messrs. Ross and Hutchins were granted option to purchase 600,000 and 150,000 shares of common stock, respectively, during the year ended December 31, 2014. Information regarding all outstanding equity awards as of December 31, 2014 for the named executive officers is set forth below in the “Outstanding Equity Awards at Fiscal Year End” table.

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Other Elements of Executive Compensation

We have not provided cash perquisites to our executive officers given our limited funds.

On June 6, 2009, the Company entered into a Revenue Sharing Agreement with the officers and directors for services provided. Infinity assigned to officers and directors a monthly payment (the “RSP”) equal to the revenue derived from one percent (1%) of 8/8ths of Infinity’s share of the hydrocarbons produced at the wellhead from the Nicaraguan Concessions. The RSP shall bear its proportionate share of all costs incurred to deliver the hydrocarbons to the point of sale to an unaffiliated purchaser, including its share of production, severance and similar taxes, and certain additional costs. The RSP shall be paid by the last day of each month based on the revenue received by Infinity from the purchaser of the production during the previous month from the Nicaraguan Concessions. The Revenue Agreement does not create any obligation for Infinity to maintain or develop the Nicaraguan Concessions, and does not create any rights in the Nicaraguan Concessions for officers and directors.

The following table presents information concerning the grants of Plan-based awards to the Named Executive Officers during the year ended December 31, 2014:

Grants of Plan-Based Awards

Name	Grant date	Date approved by Compensation Committee	All Other stock awards: Number of shares of stock or units: (#) (1)		Exercise or base price of option awards ($/Share)	Grant date fair value of stock awards ($) (3)
Stanton E. Ross Chairman, CEO and President	1/17/2014	1/17/2014	—	(1)	$1,800,000 (1)	$729,403

Daniel F. Hutchins Vice President CFO, Treasurer and Secretary	1/17/2014	1/17/2014	$—	(1)	$450,000 (2)	$182,500

(1)	This stock option award totaled options to purchase 600,000 common shares at a price of $3.00 each and vest over a two-year period (200,000 shares on the date of grant, 200,000 shares on January 17, 2015 and 200,000 shares on January 17, 2016) contingent upon whether the individual is still employed by the Company at that point.

(2)	This stock option award totaled options to purchase 150,000 common shares at a price of $3.00 each and vest over a two-year period (50,000 shares on the date of grant, 50,000 shares on January 17, 2015 and 50,000 shares on January 17, 2016) contingent upon whether the individual is still employed by the Company at that point.

(3)	Stock awards noted represent the aggregate amount of grant date fair value as determined under ASC Topic 718. Please refer to 5 to the consolidated financial statements for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

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The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 31, 2014:

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ross	20,000			$8.50	2/3/2015
	40,000			$7.51	7/18/2015
	50,000			$6.48	5/23/2016
	100,000			$3.97	10/10/2016
	70,000			$3.06	5/17/2017
	200,000			$5.25	2/10/2021
	200,000			$7.50	8/2/2021
	500,000			$3.00	11/6/2021
	200,000	400,000		$3.00	1/17/2024

Hutchins	25,000			$2.15	8/21/2017
	155,750			$0.26	4/1/2018
	175,000			$5.25	2/10/2021
	175,000			$7.50	8/2/2021
	250,000			$3.00	11/6/2021
	50,000	100,000		$3.00	1/17/2024

The following table presents information concerning the stock options exercised and the vesting of stock awards during 2014 for the Named Executive Officers as of December 31, 2014:

Options Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares acquired realized on exercise (#)	Value realized on exercise ($)	Number of Shares acquired on vesting (#)	Value on vesting ($)
Stanton E. Ross Chairman, CEO & President	—	$—	—	$—
Daniel F. Hutchins CFO, Treasurer and Secretary	—	$—	—	$—

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Stock Option Plans

Securities Authorized for Issuance under Equity Compensation Plans

In May 2006, the Company’s stockholders approved the 2006 Equity Incentive Plan (the “2006 Plan”), under which both incentive and non-statutory stock options may be granted to employees, officers, non-employee directors and consultants. An aggregate of 470,000 shares of the Company’s common stock are reserved for issuance under the 2006 Plan. In June 2005, the Company’s stockholders approved the 2005 Equity Incentive Plan (the “2005 Plan”), under which both incentive and non-statutory stock options may be granted to employees, officers, non-employee directors and consultants. An aggregate of 475,000 shares of the Company’s common stock are reserved for issuance under the 2005 Plan. Options granted under the 2005 Plan and 2006 Plan allow for the purchase of common stock at prices not less than the fair market value of such stock at the date of grant, become exercisable immediately or as directed by the Company’s Board of Directors and generally expire ten years after the date of grant. The Company also has other equity incentive plans with terms similar to the 2005 and 2006 Plans. As of December 31, 2014, a total of 136,500 shares were available for future grants under all plans. The following table sets forth certain information regarding our stock option plans as of December 31, 2014:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	808,500	$2.76	136,500
Option grants not issued under a plan approved by stockholders	3,396,000	4.16	n/a
Total	4,204,500	$3.89	136,500

Stock Option and Restricted Stock Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise
Stanton E. Ross, Chairman of the Board, CEO & President	—	600,000	$3.00
Leroy C. Richie, Director	—	150,000	$3.00
Daniel F. Hutchins, Director, CFO & Secretary	—	150,000	$3.00

All executive officers, as a group	—	750,000	$3.00
All directors who are not executive officers, as a group	—	150,000	$3.00
All employees who are not executive officers, as a group	—	—	$—

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Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We do not have any employment agreements with any of our executive officers.

Retention Agreements - Potential Payments Upon Termination or Change of Control

We do not have any retention agreements with any of our executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 28, 2015, the number and percentage of outstanding shares of common stock beneficially owned by each person known by us to beneficially own more than five percent of such stock. We have no other class of capital stock outstanding:

Security Ownership of Certain Beneficial Owners

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class

5% Stockholders (excluding executive officers and directors):
Amegy Bank NA (1)	5,591,250	15.43%
Hudson Bay Master Fund Ltd. (2)	3,619,689	9.99%
WestPark Capital, Inc. (3)	2,400,000	6.62%

(1)	Based solely on an Amendment No. 1 to Schedule 13D filed by Amegy Bank NA on December 30, 2013.
(2)	Hudson Bay Master Fund, Ltd. invested in the May 2015 Private Placement. We issued it a $12.0 million principal amount of Note and a Warrant exercisable to purchase 18,000,000 shares of our common stock. The Note is convertible into common stock at a price of $0.50 per share and the Warrant is exercisable at the same price commencing six months after its date of issuance. The maximum number of shares issuable upon the conversion of the Note and exercise of the Warrant is limited to 9.99% of beneficial ownership of our common stock.
(3)	WestPark Capital, Inc. was the placement agent for the May 2015 Private Placement and in that connection we issued it a warrant that is immediately exercisable to purchase 2,400,000 shares of our common stock at a price of $0.50 per share.

The following table sets forth, as of July 28, 2015, the number and percentage of outstanding shares of common stock beneficially owned by each director of the Company, each named officer of the Company, and all our directors and executive officers as a group. We have no other class of capital stock outstanding.

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Security Ownership of Management

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class

Executive Officers & Directors: (1)
Stanton E. Ross (2)	1,855,000	5.12%
Leroy C. Richie (3)	885,750	2.44%
Daniel F. Hutchins (4)	1,060,750	2.93%

All officers and directors as a group (3 individuals)	3,801,500	10.49%

(1)	The address of these persons is c/o 11900 College Blvd., Suite 310, Overland Park, KS 66210.

(2)	Mr. Ross’s shares include vested options to purchase 1,580,000 shares of common stock. Mr. Ross has pledged 275,000 shares of common stock and all of his outstanding options to purchase common stock to third parties as collateral for personal loans.

(3)	Mr. Richie’s total shares include vested options to purchase 885,750 shares of common stock.

(4)	Mr. Hutchins’ total shares include vested options to purchase 880,750 shares of common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file with the Securities and Exchange Commission reports of ownership of, and transactions in, our securities and to provide us with copies of those filings. To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2014, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with during fiscal year 2014, except that Mr. Ross had one late filing in which he failed to report one transaction timely.

TRANSACTIONS WITH RELATED PERSONS

Certain Relationships and Related Person Transactions

The charter for the Company’s Audit Committee includes a requirement for the Audit Committee to review and approve any transaction involving the Company and a related party at least once a year or upon any significant change in the transaction or relationship. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

The Company currently does not have any employees other than the CEO and CFO. Certain general and administrative services (for which payment is deferred) has been provided by the CFO’s accounting firm at its standard billing rates plus out-of-pocket expenses and consist primarily of accounting, tax and other administrative fees. For the years ended December 31, 2014 and 2013, the Company was billed $0 for such services. The amount due to the CFO’s firm for services provided was $767,407 at December 31, 2014 and 2013 and is included in accrued liabilities at both dates.

On June 6, 2009 the Company entered into a Revenue Sharing Agreement with the Messrs. Ross, Hutchins and Richie for services provided. Infinity assigned to the officers and directors a monthly payment equal to the revenue derived from one percent (1%) of Infinity’s share of the hydrocarbons produced at the wellhead from the Nicaraguan Concessions. The RSP will bear its proportionate share of all costs incurred to deliver the hydrocarbons to the point of sale to an unaffiliated purchaser, including its share of production, severance and similar taxes, and certain additional costs. The RSP shall be paid by the last day of each month based on the revenue received by Infinity from the purchaser of the production during the previous month from the Nicaraguan Concessions. The Revenue Agreement does not create any obligation for Infinity to maintain or develop the Nicaraguan Concessions, and does not create any rights in the Nicaraguan Concessions for officers and directors.

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The Company entered into a subordinated loan with Off-Shore in the aggregate amount of $1,275,000 for funds used to maintain the Nicaraguan Concessions. This note was satisfied by the Company’s issuance of shares of Series B redeemable convertible preferred stock effective April 13, 2012 to Off-Shore (see Note 3) and the conversion of the Series B redeemable convertible preferred stock to common stock effective February 28, 2014. The managing partner of Off-Shore and the CFO are partners in the accounting firm which the Company uses for general corporate purposes. In the February 2014 transaction, Offshore exchanged all of its 15,016 shares of Series B preferred stock for 375,400 shares of common stock. Each share of Series B preferred had a liquidation and par value of $100. The Company also issued Offshore an additional 45,048 shares of common stock for $180,192, the amount of the accrued and unpaid dividends on the Series B preferred stock as of the effective date of the transaction. As a result, the Company issued a total of 420,448 shares of common stock valued at $4.00 per share for a total of $1,681,792, which has been reflected as common stock and additional paid in capital in the accompanying consolidated balance sheets.

In connection with the aforementioned $1,275,000 subordinated secured promissory note, Off-Shore was granted a one percent (1%) revenue sharing interest in the Nicaraguan Concessions. The managing partner of Off-Shore and the CFO are partners in the accounting firm which the Company uses for general corporate purposes. The revenue sharing interest remains in effect after the conversion of the subordinated promissory note to Series A preferred stock and subsequently to common stock. In connection with its dissolution Off-Shore assigned its RSP to its individual members, which includes the former managing partner of Offshore.

As of December 31, 2014 and 2013, the Company had accrued compensation to its officers and directors of $1,187,208 and $1,081,708, respectively.

On August 28, 2012, the Company borrowed $250,000 from an entity that was 49% owned by a board member of another corporation for which Infinity’s CEO serves as CEO and chairman of the board. The Company issued a short-term note to the entity bearing interest at 8% per annum and maturing February 28, 2013. The note was repaid February 27, 2013. In connection with the transaction, the Company issued the lender a warrant exercisable to purchase 120,000 shares of the Company’s common stock at a price of $2.50 per share, expiring August 2017.

The Company entered into a line-of-credit facility on September 23, 2013 which provides for borrowings on a revolving basis up to a maximum of $50,000 (maximum increased to $100,000 at December 31, 2013) with an initial maturity of November 23, 2013. The entity providing the credit facility is owned by an officer of another corporation for which Infinity’s president and chairman of the board serves as president and chairman of the board. The facility is unsecured, bears interest at 8% per annum, and was renewed at its maturity on November 23, 2013 for an additional two months or until January 23, 2014. On such date the parties renewed the credit facility until April 23, 2014 and subsequently renewed it until February 28, 2015. In consideration for the origination of the line of credit facility and the various renewals, the Company granted the lender common stock purchase warrants exercisable to purchase an aggregate of 450,000 shares of common stock at an exercise price of $1.50 per share (as amended on January 23, 2014), which warrants are immediately exercisable and expire on various dates from September 23, 2018 to October 23, 2019 (as amended). The parties agreed as a condition to the renewal of the facility in January 2014 that all warrants would be extended to a five-year term and the exercise price reduced to $1.50 per share. The Company estimated the fair value of the warrants at $60,290 as of the original grant date in 2013, which amount has been recorded as debt issuance costs and classified in prepaid expenses in the accompanying consolidated balance sheets. The Company estimated the fair value of the new warrants issued to extend the facility during 2014 and the increased value of the amended warrants to be $603,966, which has been recorded as additional debt issuance costs and classified in prepaid expenses in the accompanying consolidated balance sheets.

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On March 7, 2014 the Company borrowed $10,000 from an individual who is related to Infinity’s Chairman and President. The note was due on demand and bore interest at 8% per annum. This demand note was repaid in full during April 2014.

Stanton E. Ross, Leroy C. Richie and Daniel F. Hutchins are the directors of the Company. Messrs. Ross and Hutchins are not considered “independent” in accordance with rule 5605(a)(2) of the NASDAQ Marketplace Rules. The Board of Directors has determined that Mr. Richie is independent in accordance with the NASDAQ and SEC rules. We are currently traded on the OTC QB, which does not require that a majority of the board be independent. If we ever become an issuer whose securities are listed on a national securities exchange or on an automated inter-dealer quotation system of a national securities association, which has independent director requirements, we intend to comply with all applicable requirements relating to director independence.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the annual meeting. However, if any other matter is properly presented at the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

The bylaws of the Company provide that in order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 90 nor more than 120 days before the date of the meeting of stockholders; provided, however, if the public disclosure of the date of the meeting is first made less than 120 days prior to the date of the meeting, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the day of such public disclosure of the date of the meeting.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended.

In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

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FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of stockholders is December 7, 2015.

ANNUAL REPORT

This proxy statement is accompanied by a copy of our annual report for the fiscal year ended December 31, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

August 10, 2015	Chairman of the Board, Chief Executive Officer and President
Overland Park, Kansas

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Appendix a

Amendment to Certificate of Incorporation

Appendix A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
INFINITY ENERGY RESOURCES, INC.

Infinity Energy Resources, Inc. (the “Corporation”) was incorporated under and by virtue of the General Corporation Law of the State of Delaware on April 29, 2005.

The Corporation DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Infinity Energy Resources, Inc. This Certificate of Amendment amends the Certificate of Incorporation filed on April 29, 2005, and was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

SECOND: That Article 4 of the Certificate of Incorporation is hereby amended by deleting the existing paragraph (a) of Section 4.1 Common Stock and replacing it in its entirety with the following:

“(a) The total number of shares of common stock, par value $0.0001 per share, that the Company is authorized to issue is Seventy-Five Million (75,000,000). Effective as of the date of the filing of this Certificate of Amendment to the Certificate of Incorporation of the Company (the “Effective Time”), a one-for-____(1) reverse stock split of the Company’s common stock shall become effective, pursuant to which each _____ shares of common stock, par value $0.0001 per share, issued and outstanding or held as treasury shares at the Effective Time (hereinafter called “Old Common Stock”), shall be reclassified and combined into one share of common stock, par value $0.0001 per share (hereinafter referred to as the “Common Stock”), automatically and without any action by the holder thereof, subject to the treatment of fractional shares, shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which any holder of Common Stock would otherwise be entitled. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined.

The Company’s authorized shares of Common Stock, each having a par value of $0.0001 per share, shall not be changed.

THIRD: This Certificate of Amendment to the Certificate of Incorporation has been duly adopted by the Board of Directors and stockholders of the Company in accordance with Section 242 of the Delaware General Corporation Law.

(1)	Any number of shares of Common Stock between and including 1 to 8 and 1 to 11 as determined by the board of directors to be in the best interests of the Company and its stockholders.

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Appendix B

Infinity Energy Resources, Inc.

2015 Stock Option and Restricted Stock Plan

1. Purposes.

(a) Background. This 2015 Stock Option and Restricted Stock Plan was adopted on July 14, 2015 by the Board of Directors, subject to the approval of the Company’s stockholders. Options granted under the Plan prior to the stockholders’ approval will be effective upon approval of the stockholders as of their respective dates of grant.

(b) Eligible Award Recipients. The persons eligible to receive Awards are the Employees and Directors of the Company and its Affiliates, consultants and attorneys.

(c) Available Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) rights to acquire restricted stock, and (iv) stock appreciation rights.

(d) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

(a) “Affiliate” means any entity that controls, is controlled by, or is under common control with the Company.

(b) “Award” means any right granted under the Plan, including an Option, a right to acquire restricted Common Stock, and a stock appreciation right.

(c) “Award Agreement” means a written agreement between the Company and a holder of an Award (other than an Option) evidencing the terms and conditions of an individual Award grant.

(d) “Board” means the board of directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(f) “Committee” means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

(g) “Common Stock” means the shares of the Company’s common stock par value $0.001 and other rights with respect to such shares.

(h) “Company” means Infinity Energy Resources, Inc., a Delaware corporation.

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(i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director is not interrupted or terminated. Unless otherwise provided in an Award Agreement or Option Agreement, as applicable, the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service to the Company or an Affiliate as an Employee or Director. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

(j) “Covered Employee” means the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(k) “Director” means a member of the Board of the Company.

(l) “Disability” means the Participant’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

(m) “Dollars” or “$” means United States dollars.

(n) “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate alone shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq Global Market, the Nasdaq Capital Market or the OTCQB or other public marketplace, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock if such stock is traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(q) “Incentive Stock Option” means an option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

(r) “Independent Director” means (i) a Director who satisfies the definition of Independent Director or similar definition under the applicable stock exchange or Nasdaq rules and regulations upon which the Common Stock is traded from time to time and (ii) a Director who either (A) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (B) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

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(s) “Nonqualified Stock Option” means an option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

(t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(v) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

(w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(y) “Plan” means this Infinity Energy Resources, Inc. 2015 Stock Option and Restricted Stock Plan.

(z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

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(ii) To construe and interpret the Plan, Awards granted under it, Option Agreements and Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan, an Award, an Award Agreement or an Option Agreement as provided in Section 12, provided that, the Board shall not amend the Fair Market Value of an Award or extend the term of an Option or Award without obtaining the approval of the stockholders if required by the rules of any stock exchange upon which the Common Stock is listed.

(iv) To reprice any Options granted under the Plan by lowering the exercise price of an Option after it is granted, canceling an Option at a time when its exercise price exceeds the Fair Market Value of the stock underlying the Option, in exchange for another Option or Award, as well as any other action that is treated as a repricing under generally accepted accounting principles.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

(ii) Committee Composition. A Committee shall consist solely of two (2) or more Independent Directors. Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company’s Chief Executive Officer the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision; No Liability. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company’s Articles of Incorporation and Bylaws, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

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4. Stock Subject to the Plan.

(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate five million (5,000,000) shares of Common Stock.

(b) Reversion of Stock to the Stock Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

(c) Source of Stock. The Common Stock subject to the Plan may be unissued stock or reacquired stock, bought on the market or otherwise.

5.  Eligibility.

(a) Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Directors.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.  Option Provisions.

Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for the shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

(a) Provisions Applicable to All Options.

(i) Consideration. The purchase price of the shares of Common Stock acquired pursuant to an Option shall be paid as follows: (a) in cash or by certified or official bank check, payable to the order of the Company, in the amount (the “Purchase Price”) equal to the exercise price of the Option multiplied by the number of shares plus payment of all taxes applicable upon such exercise; (b) with shares owned by the Optionholder having a Fair Market Value at the time the Option is exercised equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (c) by surrendering to the Company the right to acquire a number of shares having an aggregate value such that the amount by which the Fair Market Value of such shares exceeds the aggregate exercise price is equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (d) any combination of the foregoing; or (e) a manner acceptable to the Board.

(ii) Vesting Generally. An Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions, if any, of individual Options may vary. The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of Common Stock as to which an Option may be exercised.

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(iii) Termination of Continuous Service. Unless otherwise provided in the Option Agreement, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability, retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, that an Option Agreement may provide that if an Optionholder’s Continuous Service is terminated for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or ninety (90) days after the date of such termination. All such vested Options not exercised within the period described in the preceding sentence shall terminate.

(iv) Disability or Death of Optionholder. Unless otherwise provided in the Option Agreement, in the event of an Optionholder’s Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable for twelve months after the date of such Disability or death. All such vested Options not exercised within such twelve-month period shall terminate.

(v) Retirement. Unless otherwise provided in the Option Agreement, in the event of the Optionholder’s retirement, all unvested Options shall automatically vest on the date of such retirement and all Options shall be exercisable for the earlier of twelve (12) months after such retirement date or the expiration date of such Options. All such Options not exercised within the period described in the preceding sentence shall terminate.

(b) Provisions Applicable to Incentive Stock Options.

(i) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Company.

(ii) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(iii) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(iv) Incentive Stock Option $100,000 Limitation. Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

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(c) Provisions Applicable to Nonqualified Stock Options.

(i) Exercise Price of a Nonqualified Stock Option. The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(ii) Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option shall be transferable, if at all, to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

7.  Provisions of Awards Other than Options.

(a) Restricted Stock Awards. Each restricted stock Award agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted stock Award Agreements may change from time to time, and the terms and conditions of separate restricted stock Award Agreements need not be identical, but each restricted stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A restricted stock Award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.

(ii) Vesting. Common Stock awarded under the restricted stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board or (B) be fully vested at the time of grant.

(iii) Termination of Participant’s Continuous Service. Unless otherwise provided in the restricted stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock Award. Notwithstanding the foregoing, unless otherwise provided in the restricted stock Award agreement, in the event a Participant’s Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted stock Award shall vest immediately upon such date.

(iv) Transferability. Rights to acquire Common Stock under the restricted stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock Award Agreement remain subject to the terms of the restricted stock Award Agreement.

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(b) Grant of Stock Appreciation Rights. Stock appreciation rights to receive in shares of Common Stock the excess of the Fair Market Value of Common Stock on the date the rights are surrendered over the Fair Market Value of Common Stock on the date of grant may be granted to any Employee or Director selected by the Board. A stock appreciation right may be granted (i) in connection and simultaneously with the grant of another Award, (ii) with respect to a previously granted Award, or (iii) independent of another Award. A stock appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board shall impose and shall be evidenced by a written stock appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company. The Board, in its discretion, may determine whether a stock appreciation right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and stock appreciation right agreements evidencing stock appreciation rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a stock appreciation right that the Participant surrender for cancellation some or all of the Awards previously granted to such person under this Plan or otherwise. A stock appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Award.

8.  Availability of Stock.

Subject to the restrictions set forth in Section 4(a), during the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9.  Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

10.  Miscellaneous.

(a) Exercise of Awards. Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant. Awards may be exercised in whole or in part. Common Stock purchased upon the exercise of an Award shall be paid for in full at the time of such purchase.

(b) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(c) Stockholder Rights.

(i) Options. Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

(ii) Restricted Stock. Unless otherwise provided in and upon the terms and conditions in the restricted stock Award Agreement, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted stock, provided, however, no unvested restricted stock shall have any voting rights of a stockholder respecting such unvested restricted stock unless and until such unvested restricted stock become vested.

(d) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee or an Affiliate or (ii) the service of a Director of the Company or an Affiliate.

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(e) Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of an Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock.

(f) Listing and Qualification of Stock. This Plan and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable United States federal and state laws, rules and regulations, and any other laws applicable to the Company, and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Award until completion of any stock exchange listing, or the receipt of any required approval from any stock exchange or other qualification of such Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom an Award is granted, such individual’s beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

(g) Non-Uniform Determinations. The Board’s determinations under this Plan (including, without limitation, determinations of the persons to receive Awards, the form, term, provisions, amount and timing of the grant of such Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated.

11. Adjustments Upon Changes in Stock.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of stock, exchange of stock, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per stock of Common Stock subject to such outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

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(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

(c) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change of Control (as defined below), any unvested Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant’s election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder, provided, however, such alternatives shall not affect the then current exercise provisions without such Participant’s consent. The Board may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. For the purpose of this Plan, a “Change of Control” shall have occurred in the event one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than fifty percent (50%) of (A) the total Fair Market Value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a twelve (12) month period, thirty-five percent (35%) or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the board is replaced during any twelve (12) month period by directors whose appointment was not endorsed by a majority of the members of the board; or (iii) acquires, during a twelve (12) month period, more than forty percent (40%) of the total gross fair market value of all of the Company’s assets. Notwithstanding the foregoing, the provisions of this Section 11(c) shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date this Plan is approved by the Company’s stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

12.  Amendment of the Plan and Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Nasdaq or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

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(e) Amendment of Awards. Subject to Section 3(b)(iii), the Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.

13.  Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

(c) Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

14.  Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Award shall be exercised (or, in the case of a restricted stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.  Choice of Law.

The law of the state of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

(The Plan was adopted by the Board of Directors on July 14, 2015).

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Admission Ticket

Bring this ticket with you for admission to the 2015 Annual Meeting

Infinity Energy Resources, Inc.

2015 Annual Meeting of Stockholders

Friday, September 25, 2015 at 10:00 a.m. CDT

11900 College Blvd., Suite 310

Overland Park, Kansas 66210

Your vote is important

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

INFINITY ENERGY RESOURCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2015 ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD

ON FRIDAY, September 25, 2015

The undersigned hereby appoints Daniel F. Hutchins and Christa Johnson, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Infinity Energy Resources, Inc. held of record by the undersigned on July 28, 2015, at the 2015 Annual Meeting of Stockholders to be held at the corporate facility located at 11900 College Blvd., Suite 310, Overland Park, KS 66210, on Friday, September 25, 2015 at 10:00 a.m., CDT, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

If no choice is specified, the proxy will be voted, in relation to Proposal 4, FOR the ratification of the appointment of RBSM LLP as our independent registered public accounting firm.

In his or her discretion, the proxy is authorized to vote upon such other business that may properly come before the annual meeting.

(Continued and to be dated and signed on reverse side)

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2015 ANNUAL MEETING OF STOCKHOLDERS OF INFINITY ENERGY RESOURCES, INC.

Friday, September 25, 2015

Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please mark your vote in blue or black ink. Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote as follows: “FOR” the election of the four nominees to the Board of Directors; “FOR” Proposals 2, 3 and 4.

Proposal 1: Election of Directors of the Company

NOMINEES

[ ] FOR ALL NOMINEES

[ ]Stanton E. Ross
[ ] Leroy C. Richie
[ ] Daniel F. Hutchins

[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES
[ ] FOR ALL EXCEPT ___________________________________

(See instructions below)
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	[ ]

Proposal 2. FOR approval an amendment to our Certificate of Incorporation to effect a reverse split of our outstanding shares of common stock, par value $0.0001 per share, by a ratio in the range of 1-for-8 and 1-for-11, as determined in the sole discretion of our Board of Directors;

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 3. FOR approval of the 2015 Infinity Energy Resources, Inc. Stock Option and Restricted Stock Plan and to reserve 300,000 shares for issuance under the Plan:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 4. FOR ratification of the appointment of RBSM LLP as our independent registered public accounting firm:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the 2015 Annual Meeting.

Signature of	Date	Signature of	Date
Stockholder			Stockholder

NOTE:	Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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